Exhibit 10.2

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of March 15, 2001, is entered into by and among GEORGIA-PACIFIC CORPORATION, a Georgia corporation (the "Company"), BANK OF AMERICA, N.A., as Issuing Bank and administrative agent for itself and the Lenders (the "Agent"), and the several financial institutions parties to the Credit Agreement (collectively, the "Lenders") signatory hereto.

                            RECITALS

     A. The Company, Lenders, and Agent are parties to a Credit Agreement (Multi-Year Revolving Credit Facility) dated as of November 3, 2000 (as amended by the First Amendment thereto, the "Credit Agreement") pursuant to which the Agent and the Lenders have extended certain credit facilities to the Company.

        B. The Company has requested that the Lenders agree to certain amendments of the Credit Agreement.

        C. The Lenders are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

        2.   Amendments to Credit Agreement.
               (a) Section 1.01 of the Credit Agreement shall be amended by deleting clause (a) of the definition of "Indebtedness for Borrowed Money" therein and replacing such clause with the following:

          (a) all indebtedness of such Person for borrowed money, excluding the Company's Premium Equity Participating
     Security Units, whether or not treated as indebtedness under GAAP;

               (b) Section 2.09 of the Credit Agreement shall be amended by adding the following sentence at the end of clause (c) thereof:
"Notwithstanding anything herein to the contrary, from the Effective Date under and as defined in the Second Amendment to this Agreement through the date (which date shall in no event be earlier than October 1, 2001) which is the earlier of the following: (1) three Business Days after delivery to the Agent of the financial reports pursuant to Sections 8.09(a) and (c) for the fiscal quarter ending on June 30, 2002, and (2) the date on which the Company notifies the Agent in writing that it desires to exercise its Leverage Ratio Replacement Option as set forth in
Section 9.08 hereof, each of the percentages as would apply pursuant to clauses (a) and (b) above and this clause (c) as the Applicable Margin for Reference Rate Loans and Offshore Rate
Loans shall be increased by 0.25%. For avoidance of doubt, in the event that the Company exercises its Leverage Ratio

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

Replacement Option, the 0.25% increase in the Applicable Margin referenced in the preceding sentence shall cease to apply as of the day after the Company makes such exercise.

        (c)  The Credit Agreement shall be amended by deleting Section
9.08 thereof in its entirety and replacing such Section with the following:
          9.08 Leverage Ratio.

          (a) The Company shall not permit the ratio of (a) Funded Indebtedness on the last day of any fiscal quarter to
     (b) EBITDA for the Measurement Period ending on such date to be greater than the respective ratios set forth below for the respective fiscal quarters ending on the dates set forth below:

          Fiscal Quarter End Dates      Ratio

          March 31, 2001                4.50 to 1.00

          June 30, 2001                 4.75 to 1.00

          September 29, 2001 and        4.50 to 1.00
          December 29, 2001

          March 30, 2002                4.25 to 1.00

          June 29, 2002 and thereafter  4.00 to 1.00


          (b)  The Company shall not permit the ratio of
     (a) Funded Indebtedness on the last day of any fiscal quarter ending after the Company exercises its Leverage Ratio Replacement Option to (b) EBITDA for the Measurement Period ending on such date to be greater than 4.00 to 1.00.

          (c) The Company may irrevocably elect to exercise the option referenced in this Section 9.08 (the "Leverage Ratio
     Replacement Option") on any date on or after October 1, 2001, by delivery of written notice to the Agent.


          3. Representations and Warranties. The Company hereby represents and warrants as follows:

               (a) No Default or Event of Default has occurred and is continuing.

                (b) The execution, delivery and performance by the Company of this Amendment (and the execution, delivery and performance by each of the Principal Subsidiaries party to the Consent described below of the Consent) have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding

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

obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset, and the Consent constitutes the legal, valid and binding obligations of the Principal Subsidiaries party thereto, enforceable against such Person it in accordance with its respective terms, without defense, counterclaim or offset.

                (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct.

                (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Lenders or any other person.

          4. Effective Date. This Amendment will become effective on March 15, 2001 (the "Effective Date") provided that each of the following conditions precedent has been satisfied:

               (a) The Agent has received from the Company and the Required Lenders a duly executed original or facsimile counterpart of this Amendment, together with a duly executed original or facsimile counterpart of the Guarantor Acknowledgment and Consent in the form attached hereto (the "Consent") (any such facsimiles to be promptly followed by the originals thereof).

                (b) All representations and warranties contained herein are true and correct as of the Effective Date.

                (c) The Company shall have paid to the Agent, for the account of each Lender that has executed a counterpart of this Amendment and delivered (by hard copy or facsimile) the same to the Agent or its counsel by 5:00 p.m. (San Francisco time) the Business Day before the Effective Date, a nonrefundable amendment fee in an amount equal to such Lender's Commitment multiplied by 0.125%;
which amounts the Company hereby covenants to pay to the Agent for the account of such Lenders on demand.

          5. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Agent and the Lenders of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Lenders to forbear or execute similar agreements under the same or similar circumstances in the future.

        6.   Miscellaneous.

               (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit
Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.


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

                (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                (c) This Amendment shall be governed by and construed in accordance with the law of the State of New York.

                (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This
Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 12.02 of the Credit
Agreement.

                (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.
Company confirms its obligations under Section 12.04(a) of the Credit Agreement to reimburse the Agent for all costs and expenses including reasonable attorneys' fees and expenses incurred by the Agent in connection with this Amendment.




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

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                              GEORGIA-PACIFIC CORPORATION


                              By: /s/ Phillip M. Johnson
                              Name: Phillip M. Johnson
                              Title: Vice President and Treasurer


                              BANK OF AMERICA, N.A.,
                              as Agent, Issuing Bank, and as Lender

                              By: /s/ Michael Balok
                              Name: Michael Balok
                              Title: Managing Director


                              MERRILL LYNCH CAPITAL CORP,
                              as Co-Syndication Agent and as Lender

                              By: /s/ Sheila McGillicuddy
                              Name:  Sheila McGillicuddy
                              Title: Vice President


                              MORGAN STANLEY SENIOR
                              FUNDING, INC.
                              as Co-Syndication Agent and as Lender


                              By: /s/ T. Morgan Edwards, II
                              Name: T. Morgan Edwards, II
                              Title: Vice President


                              THE BANK OF NEW YORK


                              By: /s/ David C. Siegel_
                              Name: David C. Siegel
                              Title: Vice President


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


                              THE BANK OF TOKYO-MITSUBISHI,
                              LTD.


                              By:/s/ Mark R. Marron
                              Name: Mark R. Marron
                              Title: Attorney-in-Fact


                              BANK ONE, NA


                              By: /s/ Steven P. Sullivan
                              Name: Steven P. Sullivan
                              Title: Corporate Banking Officer


                              BNP PARIBAS


                              By: /s/ Mike Shryock
                              Name: Mike Shryock
                              Title: Vice President

                              By: /s/ John Stacy
                              Name: John Stacy
                              Title: Managing Director



                              THE CHASE MANHATTAN BANK


                              By:/s/ Peter S. Predun
                              Name: Peter S. Predun
                              Title: Vice President


                              CIBC INC.


                              By: /s/ Howard Palmer
                              Name: Howard Palmer
                              Title: Executive Director
                                     CIBC World Markets Corp., As Agent


                              CITIBANK, N.A.


                              By: /s/ Marjorie Futornick
                              Name: Marjorie Futornick
                              Title: Vice President


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


                              COMMERZBANK AG, NEW YORK AND
                              GRAND CAYMAN BRANCHES


                              By: /s/ Harry P. Yergey
                              Name: Harry P. Yergey
                              Title: Senior Vice President & Manager

                              By: /s/ Brian J. Campbell
                              Name: Brian J. Campbell
                              Title: Senior Vice President



                              THE DAI-ICHI KANGYO BANK, LIMITED


                              By: /s/ Timothy White
                              Name: Timothy White
                              Title: Vice President


                              DEUTSCHE BANK AG NEW YORK AND/OR
                              CAYMAN ISLAND BRANCHES


                              By: /s/ Hans-Josef Thiele
                              Name: Hans-Josef Thiele
                              Title: Director


                              By: /s/ Kirsten Kunz
                              Name: Kirsten Kunz
                              Title: Vice President


                              DG BANK DEUTSCHE
                              GENOSSENSCHAFTSBANK AG, CAYMAN
                              ISLAND BRANCH


                              By:/s/ J.W. Somers
                              Name: J. W. Somers
                              Title: S.V.P.


                              By:/s/ Gary P. Franke
                              Name: Gary P. Franke
                              Title: Vice President


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


                              THE INDUSTRIAL BANK OF JAPAN,
                              LIMITED


                              By: /s/ James W. Masters
                              Name: James W. Masters
                              Title: Senior Vice President


                              KBC BANK N.V.


                              By: /s/ Robert Snauffer
                              Name: Robert Snauffer
                              Title: First Vice President

                              By: /s/ Eric Raskin
                              Name: Eric Raskin
                              Title: Assistant Vice President


                              THE SANWA BANK, LIMITED, acting
                              through its New York Branch


                              By: /s/ P. Barlett Wu
                              Name: P. Barlett Wu
                              Title: Vice President


                              THE SUMITOMO BANK, LIMITED


                              By: /s/ C. Michael Garrido
                              Name: C. Michael Garrido
                              Title: Senior Vice President


                              SUNTRUST BANK


                              By:/s/ J. Christopher Deisley
                              Name: J. Christopher Deisley
                              Title: Managing Director


                              TORONTO-DOMINION (TEXAS), INC.


                              By:/s/ Carol Brandt
                              Name: Carol Brandt
                              Title: Vice President


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


                              UBS AG STAMFORD BRANCH


                              By: /s/ Wilfred V. Saint
                              Name: Wilfred V. Saint
                              Title: Associate Director



                              WACHOVIA BANK, N.A.


                              By: /s/ Anne L. Sayles
                              Name: Anne L. Sayles
                              Title: SVP

                     GUARANTOR ACKNOWLEDGMENT
                           AND CONSENT

     The undersigned, each a guarantor or third party pledgor with respect to the Company's obligations to the Agent and the Lenders under the Credit Agreement, each hereby (i) acknowledge and consent to the execution, delivery and performance by Company of the foregoing Second Amendment to Credit Agreement ("Amendment"), and (ii) reaffirm and agree that the respective guaranty, third party pledge or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Lenders in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Amendment.)

                                  UNISOURCE WORLDWIDE, INC.


                                 By: /s/ Phillip M. Johnson
Dated: March 15, 2001            Title: Vice President and Treasurer

                                Address:  c/o Georgia-Pacific Corporation
                                          133 Peachtree Street, N.E.
                                          Atlanta, Georgia 30348-5605

                                Attn:  Treasurer's Department
                                Facsimile:  404-230-5598


                                GREAT NORTHERN NEKOOSA
                                        CORPORATION


                                By: /s/ Phillip M. Johnson
Dated: March 15, 2001           Title: Vice President and Treasurer

                                Address:  c/o Georgia-Pacific Corporation
                                          133 Peachtree Street, N.E.
                                          Atlanta, Georgia 30348-5605

                                Attn:  Treasurer's Department
                                Facsimile:  404-230-5598


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
                                BRUNSWICK PULP & PAPER
                                       COMPANY


                                By: /s/ Phillip M. Johnson
Dated: March 15, 2001           Title: Vice President and Treasurer

                                Address:  c/o Georgia-Pacific Corporation
                                        133 Peachtree Street, N.E.
                                        Atlanta, Georgia 30348-5605

                                Attn:  Treasurer's Department
                                Facsimile:  404-230-5598


                                GEORGIA-PACIFIC WEST, INC.


                                By: /s/ Phillip M. Johnson
Dated: March 15, 2001           Title: Vice President and Treasurer

                                Address:  c/o Georgia-Pacific Corporation
                                          133 Peachtree Street, N.E.
                                          Atlanta, Georgia 30348-5605

                                Attn:  Treasurer's Department
                                Facsimile:  404-230-5598


                                G-P GYPSUM CORPORATION


                                By: /s/ Phillip M. Johnson
Dated: March 15, 2001           Title: Vice President and Treasurer

                                Address:  c/o Georgia-Pacific Corporation
                                          133 Peachtree Street, N.E.
                                          Atlanta, Georgia 30348-5605

                                Attn:     Treasurer's Department
                                Facsimile:  404-230-5598

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
                                LEAF RIVER FOREST PRODUCTS, INC.


                                By: /s/ Phillip M. Johnson
Dated: March 15, 2001           Title: Vice President and Treasurer

                                Address:  c/o Georgia-Pacific Corporation
                                          133 Peachtree Street, N.E.
                                          Atlanta, Georgia 30348-5605

                                Attn:     Treasurer's Department
                                Facsimile:  404-230-5598


                                NEKOOSA PACKAGING
                                   CORPORATION


                                By: /s/ Phillip M. Johnson
Dated: March 15, 2001           Title: Vice President and Treasurer

                                Address:  c/o Georgia-Pacific Corporation
                                          133 Peachtree Street, N.E.
                                          Atlanta, Georgia 30348-5605

                                Attn:     Treasurer's Department
                                Facsimile:  404-230-5598


                                NEKOOSA PAPERS INC.


                                By: /s/ Phillip M. Johnson
Dated: March 15, 2001           Title: Vice President and Treasurer

                                Address:  c/o Georgia-Pacific Corporation
                                          133 Peachtree Street, N.E.
                                          Atlanta, Georgia 30348-5605

                                Attn:     Treasurer's Department
                                Facsimile:  404-230-5598

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
                                FORT JAMES CORPORATION


                                By: /s/ Phillip M. Johnson
Dated: March 15, 2001           Title: Vice President and Treasurer

                                Address:  c/o Georgia-Pacific Corporation
                                          133 Peachtree Street, N.E.
                                          Atlanta, Georgia 30348-5605

                                Attn:     Treasurer's Department
                                Facsimile:  404-230-5598


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